                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                             -------------------------


                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        July 29, 1998
                                                 -------------------------------


                           Merrill Lynch & Co., Inc.
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            (Exact Name of Registrant as Specified in its Charter)


        Delaware                     1-7182                    13-2740599
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     (State or Other               (Commission              (I.R.S. Employer
     Jurisdiction of               File Number)             Identification No.)
      Incorporation)


World Financial Center, North Tower, New York, New York        10281-1332
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code :       (212) 449-1000
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)

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Item 5.  Other Events
---------------------

Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of June 26, 1998 for Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch"). Also filed herewith is a statement setting forth the computation of certain Merrill Lynch financial ratios for the periods presented.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     (c)  Exhibits
          --------

          (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

          (99) Additional Exhibits

               (i) Preliminary Unaudited Consolidated Balance Sheet of Merrill Lynch as of June 26, 1998












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                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        MERRILL LYNCH & CO., INC.
                                   -----------------------------------
                                              (Registrant)


                                   By:   /s/ E. Stanley O'Neal
                                      --------------------------------
                                             E. Stanley O'Neal
                                             Executive Vice President and
                                             Chief Financial Officer


Date:     July 29, 1998



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                                   EXHIBIT INDEX
                                   -------------


Exhibit No.    Description                                                Page
-----------    -----------                                                ----

  (12)         Computation of Ratios of Earnings to Fixed                   5
               Charges and Combined Fixed Charges and Preferred
               Stock Dividends


  (99)         Additional Exhibits

               (i)  Preliminary Unaudited Consolidated Balance             6-7
                    Sheet of Merrill Lynch as of June 26, 1998
















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